As filed with the Securities and Exchange Commission on July 30, 2009

Registration Nos. 333-160231

333-160231-01

333-160231-02

333-160231-03

333-160231-04

333-160231-05

333-160231-06

333-160231-07

333-160231-08

333-160231-09

333-160231-10

333-160231-11

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Amendment No. 1

to

FORM S-3

REGISTRATION STATEMENT

UNDER THE SECURITIES ACT OF 1933

Ruth’s Hospitality Group, Inc.*

(Exact name of registrant as specified in its charter)

Delaware	72-1060618
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

500 International Parkway, Suite 100

Heathrow, Florida 32746

(407) 333-7440

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Robert M. Vincent

Executive Vice President and Chief Financial Officer

Ruth’s Hospitality Group, Inc.

500 International Parkway, Suite 100

Heathrow, Florida 32746

Tel.: (407) 333-7440

Fax: (407) 833-9625

(Name, address, including zip code, and telephone number, including area code, of agent for service)

Copies of all communications, including communications sent to agent for service, should be sent to:

James S. Rowe

Kirkland & Ellis LLP

300 North LaSalle Street

Chicago, Illinois 60654

(312) 862-2000

*The co-registrants listed on the next page are also included in this Form S-3 Registration Statement as additional registrants.

Approximate date of commencement of proposed sale to the public: From time to time on or after the effective date of this Registration Statement.

If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box.   ☐

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box.   ☒

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.   ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this Form is a registration statement pursuant to General Instruction I.D. or a post-effective amendment thereto that shall become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act, check the following box.  ☐

If this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction I.D. filed to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act, check the following box.  ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer or a smaller reporting company. See the definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act. (Check one):

Large accelerated filer ☐	Accelerated filer ☒	Non-accelerated filer ☐	Smaller reporting company ☐

        (Do not check if a smaller reporting company)

Table of Additional Registrants

Exact Name of Additional Registrant as Specified in its Charter*	State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification No.
R.F. Inc.	Louisiana	72-1306164
RCSH Holdings, Inc.	Louisiana	72-1460657
RCSH Operations, Inc.	California	72-1149135
RCSH Operations, LLC	Louisiana	72-1490168
Ruth’s Chris Steak House Boston, LLC	Louisiana	20-1425123
Ruth’s Chris Steak House Dallas, L.P.	Texas	76-0653750
Ruth’s Chris Steak House Texas, L.P.	Texas	37-1488356
Ruth’s Chris Steak House Franchise, Inc.	Louisiana	72-1060613
RHG Fish Market, Inc.	Florida	26-1362030
RHG Kingfish, LLC	Florida	26-1361831
RCSH Millwork, LLC	Florida	26-0640141

*The address for each of the additional Registrants is c/o Ruth’s Hospitality Group, Inc., 500 International Parkway, Suite 100, Heathrow, FL 32746. The name, address, including zip code, of the agent for service for each of the additional Registrants is Robert M. Vincent, Executive Vice President and Chief Financial Officer, Ruth’s Hospitality Group, Inc., 500 International Parkway, Suite 100, Heathrow, FL 32746, telephone (407) 333-7440.

The registrants hereby amend this registration statement on such date or dates as may be necessary to delay its effective date until the registrants shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as amended, or until this registration statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

EXPLANATORY NOTE

The registrants have prepared this Amendment No. 1 to the Registration Statement on Form S-3 (File No. 333-160231) for the purpose of filing with the Securities and Exchange Commission new exhibits to the Registration Statement. This Amendment No. 1 does not modify any provision of the prospectus that forms a part of the Registration Statement and accordingly such prospectus has not been included herein.

PART II

INFORMATION NOT REQUIRED IN PROSPECTUS

Item 14.	Other Expenses of Issuance and Distribution.

The following is a statement of the estimated expenses, other than underwriting discounts and commissions, to be incurred by the registrants in connection with a distribution of securities registered under this registration statement on Form S-3.

Securities and Exchange Commission Registration Fee	$11,160
Legal Fees and Expenses	(1)
Accounting Fees and Expenses	(1)
Trustees’ Fees and Expenses (including Counsel’s Fees)	(1)
Printing and Delivery Expenses	(1)
Rating Agency Fees and Expenses	(1)
Miscellaneous Expenses	(1)

Total	$(1)

(1)	Estimated expenses are not presently known. The foregoing sets forth the general categories of expenses (other than underwriting discounts and commissions) that we anticipates we will incur in connection with the offering of securities under this registration statement on Form S-3. An estimate of the aggregate expenses in connection with the issuance and distribution of the securities being offered will be included in the applicable prospectus supplement.

Item 15.	Indemnification of Directors and Officers.

Delaware

Section 145 of the DGCL authorizes a corporation, subject to the procedures and limitations stated therein, to indemnify its directors, officers, employees and agents against expenses, including attorneys’ fees, judgments, fines and amounts paid in settlement reasonably incurred provided they act in good faith and in a manner reasonably believed to be in or not opposed to the best interests of the corporation, and with respect to any criminal action or proceeding, they had no reasonable cause to believe their conduct was unlawful. In the case of proceedings brought by or on behalf of the corporation, indemnification is limited to expenses and is not permitted if the individual is adjudged liable to the corporation, unless the court determines otherwise. The statute provides that indemnification pursuant to its provisions is not exclusive of other rights of indemnification to which a person may be entitled under any by-law, agreement, vote of stockholders or disinterested directors or otherwise.

Article Seven of our Amended and Restated Certificate of Incorporation provides for the limitation of liability of directors and for the indemnification of directors and officers. Article Seven states that to the fullest extent permitted by the DGCL, (i) no director of the Company shall be liable to the Company or its stockholders for monetary damages arising from a breach of fiduciary duty owed to the Company or its stockholders; and (ii) the Company shall indemnify its officers and directors.

California

Section 317 of the California General Corporation Law (the “CAGCL”) authorizes a court to award, or a corporation to grant, indemnity to officers, directors and other agents for reasonable expenses incurred in connection with the defense or settlement of an action by or in the right of the corporation or in a proceeding by reason of the fact that the person is or was an officer, director, or agent of the corporation. Indemnity is available where the person party to a proceeding or action acted in good faith and in a manner reasonably believed to be in the best interests of the corporation and its shareholders and, with respect to criminal actions, had no reasonable cause to believe his conduct was unlawful. To the extent a corporation’s officer, director or agent is successful on the merits in the defense of any proceeding or any claim, issue or related matter, that person shall be indemnified against expenses actually and reasonably incurred. Under Section 317 of the CAGCL, expenses incurred in defending any proceeding may be advanced by the corporation prior to the final disposition of the proceeding upon receipt of any undertaking by or on behalf of the officer, director, employee or agent to repay that amount if it is ultimately determined that the person is not entitled to be indemnified. Indemnifications are to be made by a majority vote of a quorum of disinterested directors, or by approval of members not including those persons to be indemnified, or by the court in which such proceeding is or was pending upon application made by either the corporation, the agent, the attorney, or other person rendering services in connection with the defense. The indemnification provided by Section 317 is not exclusive of any other rights to which those seeking indemnification may be entitled.

Article VI of the By-laws of RCSH Operations, Inc. provides, subject to certain exceptions, for the indemnification of current and former directors, officers, employees or agents in connection with actions to which such person is a party by reason of the fact that he or she was a director, officer, employee or agent of the corporation, except that the corporation shall only indemnify a person if such indemnification is authorized by (a) a majority of the members of the board of directors who are not parties to the proceeding, (b) affirmative vote of a majority of the shares of the corporation, not including shares held by the person to be indemnified or (c) the court in which the proceeding is or was pending.

Texas

Article 11 of the Texas Revised Limited Partnership Act (the “TRLPA”) provides for the indemnification of a general partner, limited partner, employee or agent by the limited partnership under certain circumstances against expenses and liabilities incurred in legal proceedings involving such persons because of his or her being or having been a general partner, limited partner, employee or agent of the limited partnership. Under the TRLPA, a limited partnership may purchase insurance on behalf of a general partner, limited partner, employee or agent of the limited partnership against any liability incurred regardless of whether the person could be indemnified under the TLRPA.

The limited partnership agreements of Ruth’s Chris Steak House Texas, L.P. and Ruth’s Chris Steak House Dallas, L.P. provide for the indemnification of any general partner, limited partner, employee or agent of the partnership to the fullest extent permissible under Texas law in any action to which the indemnitee becomes, or is threatened to be made, a respondent or defendant because of the indemnitee’s (i) status as a general partner, limited partner, employee or agent of the applicable partnership or (ii) service at the request of the partnership. The partnerships may also purchase insurance against any liabilities incurred with regard to a general partner, limited partner, employee or agent.

Louisiana

Section 12:83 of the Louisiana Business Corporation Law (the “LBCL”) provides that a corporation may indemnify any person who was or is a party or is threatened to be made a party to any action, suit, or proceeding, whether civil, criminal, administrative, or investigative, including any action by or in the right of the corporation, by reason of the fact that he is or was a director, officer, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee, or agent of another business, foreign or nonprofit corporation, partnership, joint venture, or other enterprise against expenses, including attorneys’ fees, judgments, fines, and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit, or proceeding if he acted in good faith and in a manner he reasonably believed to be in, or not opposed to, the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. However, in case of actions by or in the right of the corporation, the indemnity shall be limited to expenses, including attorneys’ fees and amounts paid in settlement not exceeding, in the judgment of the board of directors, the estimated expense of litigating the action to conclusion, actually and reasonably incurred in connection with the defense or settlement of such action, and no indemnification shall be made in respect of any claim, issue, or matter as to which such person shall have been adjudged by a court of competent jurisdiction, after exhaustion of all appeals therefrom, to be liable for willful or intentional misconduct in the performance of his duty to the corporation, unless, and only to the extent that the court shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, he is fairly and reasonably entitled to indemnity for such expenses which the court shall deem proper.

Section 12:1315 of the LBCL provides that the articles of organization or a written operating agreement of a limited liability company may (a) eliminate or limit the personal liability of a member or members, if management is reserved to the members, or a manager or managers, if management is vested in one or more managers pursuant to Section 12:1312 of the LBCL, for monetary damages for breach of any duty provided for in Section 12:1314 of the LBCL or (b) provide for indemnification of a member or members, or a manager or managers, for judgments, settlements, penalties, fines, or expenses incurred because he is or was a member or manager; provided that no provision permitted under (a) or (b) shall limit or eliminate the liability of a member or manager for the amount of a financial benefit received by a member or manager to which he is not entitled or for an intentional violation of a criminal law.

The By-laws of RCSH Holdings, Inc., R.F. Inc. and Ruth’s Chris Steak House Franchise, Inc. provide that, subject to certain exceptions, the corporation shall indemnify any person who was or is a party or is threatened to be made a party to any action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another business, foreign or nonprofit corporation, partnership, joint venture or other enterprise against expenses, including attorneys’ fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.

The Operating Agreements of RCSH Operations, LLC and Ruth’s Chris Steak House Boston, LLC provide that the company may indemnify any person who was or is a party defendant or is threatened to be made a party defendant to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, or investigative (other than an action by or in the right of the company) by reason of the fact that he is or was a member of the company, or an officer, employee or agent of the company or is or was serving at the request of the company, against expenses (including attorney’s fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if the members determine that he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interest of the company, and with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.

Florida

Section 607.0850(1) of the Florida Business Corporation Law (the “FBCL”) provides that a corporation shall have power to indemnify any person who was or is a party to any proceeding (other than an action by, or in the right of, the corporation), by reason of the fact that he or she is or was a director, officer, employee, or agent of the corporation or is or was serving at the request of the corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise against liability incurred in connection with such proceeding, including any appeal thereof, if he or she acted in good faith and in a manner he or she reasonably believed to be in, or not opposed to, the best interests of the corporation and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful.

Section 607.0850(2) of the FBCL provides that a corporation shall have power to indemnify any person, who was or is a party to any proceeding by or in the right of the corporation to procure a judgment in its favor by reason of the fact that the person is or was a director, officer, employee, or agent of the corporation or is or was serving at the request of the corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise, against expenses and amounts paid in settlement not exceeding, in the judgment of the board of directors, the estimated expense of litigating the proceeding to conclusion, actually and reasonably incurred in connection with the defense or settlement of such proceeding, including any appeal thereof. Such indemnification shall be authorized if such person acted in good faith and in a manner he or she reasonably believed to be in, or not opposed to, the best interests of the corporation, except that no indemnification shall be made under this subsection in respect of any claim, issue, or matter as to which such person shall have been adjudged to be liable unless, and only to the extent that, the court in which such proceeding was brought, or any other court of competent jurisdiction, shall determine upon application that, despite the adjudication of liability but in view of all circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which such court shall deem proper.

Section 608.4229 of the Florida Limited Liability Company Act (the “FLLCA”) provides that, subject to such standards and restrictions, if any, as are set forth in its articles of organization or operating agreement, a limited liability company may, and shall have the power to, but shall not be required to, indemnify and hold harmless any member or manager or other person from and against any and all claims and demands whatsoever; provided that such indemnification or advancement of expenses shall not be made to or on behalf of any member, manager, managing member, officer, employee, or agent if a judgment or other final adjudication establishes that the actions, or omissions to act, of such member, manager, managing member, officer, employee, or agent were material to the cause of action so adjudicated and constitute any of the following: (a) a violation of criminal law, unless the member, manager, managing member, officer, employee, or agent had no reasonable cause to believe such conduct was unlawful, (b) a transaction from which the member, manager, managing member, officer, employee, or agent derived an improper personal benefit, (c) in the case of a manager or managing member, a circumstance under which the liability provisions of Section 608.426 of the FLLCA are applicable or (d) willful misconduct or a conscious disregard for the best interests of the limited liability company in a proceeding by or in the right of the limited liability company to procure a judgment in its favor or in a proceeding by or in the right of a member.

Article X of the By-laws of RHG Fish Market, Inc. provides that, subject to certain exceptions, to the broadest extent allowed under the FBCL, the corporation shall indemnify any person who was or is a party or is threatened to be made a party to any action, suit or proceeding, whether civil, criminal, administrative or investigative by reason of the fact that he is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another business, foreign or nonprofit corporation, partnership, joint venture or other enterprise against expenses (including attorney’s fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interest of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.

The Operating Agreements of RHG Kingfish, LLC and RCSH Millwork, LLC provide that the sole member shall not be liable, responsible, or accountable, in damages or otherwise, to the company for any act performed by it with respect to company matters, except for fraud, and that the company shall indemnify the sole member for any act performed by it with respect to company matters, except for fraud.

Item 16.	Exhibits.

Reference is made to the attached Exhibit Index.

Item 17.	Undertakings.

(a)	Each of the undersigned registrants hereby undertakes:

(1)	To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

(i)	To include any prospectus required by Section 10(a)(3) of the Securities Act;

(ii)	To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than a 20% change in the maximum aggregate offering price set forth in the “Calculation of Registration Fee” table in the effective registration statement; and

(iii)	To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

provided, however, that paragraphs (a)(1)(i), (a)(1)(ii) and (a)(1)(iii) of this section do not apply if information required to be included in a post-effective amendment by those paragraphs is contained in reports filed with or furnished to the Commission by the registrant pursuant to section 13 or section 15(d) of the Exchange Act that are incorporated by reference in the registration statement, or is contained in a form of prospectus filed pursuant to Rule 424(b) that is part of the registration statement.

(2)	That, for the purpose of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the registrant pursuant to Rule 424(b)(1) or (4) or 497(h) under the Securities Act of 1933 shall be deemed to be part of this registration statement as of the time it was deemed effective.

(3)	That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(4)	That, for the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(5)	To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

(6)	That, for the purpose of determining liability under the Securities Act to any purchaser:

(i)	Each prospectus filed by the registrant pursuant to Rule 424(b)(3) shall be deemed to be part of the registration statement as of the date the filed prospectus was deemed part of and included in the registration statement; and

(ii)

Each prospectus required to be filed pursuant to Rule 424(b)(2), (b)(5), or (b)(7) as part of a registration statement in reliance on Rule 430B relating to an offering made pursuant to Rule 415(a)(1)(i), (vii), or (x) for the purpose of providing the information required by section 10(a) of the Securities Act shall be deemed to be part of and included in the registration statement as of the earlier of the date such form of prospectus is first used after effectiveness or the date of the first contract of sale of securities in the offering described in the prospectus. As provided in Rule 430B, for liability purposes of the issuer and any person that is at that date an underwriter, such date shall be deemed to be a new effective date of the registration statement relating to the securities in the registration statement to which that prospectus relates, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such effective date, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such effective date.

(7)	That, for the purpose of determining liability of the registrant under the Securities Act to any purchaser in the initial distribution of the securities, the undersigned registrant undertakes that in a primary offering of securities of the undersigned registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned registrant will be a seller to the purchaser and will be considered to offer or sell such securities to such purchaser:

(i)	Any preliminary prospectus or prospectus of the undersigned registrant relating to the offering required to be filed pursuant to Rule 424;

(ii)	Any free writing prospectus relating to the offering prepared by or on behalf of the undersigned registrant or used or referred to by the undersigned registrant;

(iii)	The portion of any other free writing prospectus relating to the offering containing material information about the undersigned registrant or its securities provided by or on behalf of the undersigned registrant; and

(iv)	Any other communication that is an offer in the offering made by the undersigned registrant to the purchaser.

(b)	Each of the undersigned registrants hereby undertakes that, for purposes of determining any liability under the Securities Act, each filing of such annual report pursuant to Section 13(a) or Section 15(d) of the Exchange Act (and, where applicable, each filing of an employee benefit plan’s annual report pursuant to Section 15(d) of the Exchange Act) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(c)	If the securities being registered are offered to existing security holders pursuant to warrants or subscription rights and any securities not taken by security holders are to be reoffered to the public, each undersigned registrant hereby undertakes to supplement the prospectus, after the expiration of the subscription period, to set forth the results of the subscription offer, the transactions by the underwriters during the subscription period, the amount of unsubscribed securities to be purchased by the underwriters, and the terms of any subsequent reoffering thereof. If any public offering by the underwriters is to be made on terms differing from those set forth on the cover page of the prospectus or applicable prospectus supplement, a post-effective amendment will be filed to set forth the terms of such offering.

(d)

Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the registrant pursuant to the provisions referred to in Item 15, or otherwise, each of the registrants has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by such registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, such registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

(e)	Each of the undersigned registrants hereby undertakes to file an application for the purpose of determining the eligibility of the trustee to act under subsection (a) of Section 310 of the Trust Indenture Act of 1939 in accordance with the rules and regulations prescribed by the SEC under Section 305(b)(2) of the Trust Indenture Act of 1939.

SIGNATURES

Pursuant to the requirements of the Securities Act, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment No. 1 to Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Heathrow, State of Florida, on July 30, 2009.

RUTH’S HOSPITALITY GROUP, INC.

/s/ Robert M. Vincent
Robert M. Vincent
Executive Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act, this Amendment No. 1 to Registration Statement on Form S-3 has been signed by the following persons in the capacities and on the dates indicated:

Signature	Capacity	Date

* Michael P. O’Donnell	President, Chief Executive Officer and Director (principal executive officer)	July 30, 2009

/s/ Robert M. Vincent Robert M. Vincent	Executive Vice President and Chief Financial Officer (principal financial and accounting officer)	July 30, 2009

* Robin P. Selati	Chairman of the Board, Director	July 30, 2009

* Carla R. Cooper	Director	July 30, 2009

* Bannus B. Hudson	Director	July 30, 2009

* Alan Vituli	Director	July 30, 2009

*By:	/s/ Robert M. Vincent
Robert M. Vincent
Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment No. 1 to Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Heathrow, State of Florida, on July 30, 2009.

R.F. INC.

/s/ Robert M. Vincent
Robert M. Vincent
Executive Vice President, Chief Financial
Officer, Treasurer, Secretary and Director

Pursuant to the requirements of the Securities Act, this Amendment No. 1 to Registration Statement on Form S-3 has been signed by the following persons in the capacities and on the dates indicated:

Signature	Capacity	Date

* Michael P. O’Donnell	President and Director (principal executive officer)	July 30, 2009

/s/ Robert M. Vincent Robert M. Vincent	Executive Vice President, Chief Financial Officer, Treasurer, Secretary and Director (principal financial and accounting officer)	July 30, 2009

/s/ John F. McDonald, III John F. McDonald, III	Director	July 30, 2009

*By:	/s/ Robert M. Vincent
Robert M. Vincent
Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment No. 1 to Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Heathrow, State of Florida, on July 30, 2009.

RCSH HOLDINGS, INC.

/s/ Robert M. Vincent
Robert M. Vincent Executive Vice President, Chief Financial Officer, Treasurer, Secretary and Director

Pursuant to the requirements of the Securities Act, this Amendment No. 1 to Registration Statement on Form S-3 has been signed by the following persons in the capacities and on the dates indicated:

Signature	Capacity	Date

* Michael P. O’Donnell	President and Director (principal executive officer)	July 30, 2009

/s/ Robert M. Vincent Robert M. Vincent	Executive Vice President, Chief Financial Officer, Treasurer, Secretary and Director (principal financial and accounting officer)	July 30, 2009

/s/ John F. McDonald, III John F. McDonald, III	Director	July 30, 2009

*By:	/s/ Robert M. Vincent
Robert M. Vincent Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment No. 1 to Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Heathrow, State of Florida, on July 30, 2009.

RCSH OPERATIONS, INC.

/s/ Robert M. Vincent
Robert M. Vincent Executive Vice President, Chief Financial Officer, Treasurer, Secretary and Director

Pursuant to the requirements of the Securities Act, this Amendment No. 1 to Registration Statement on Form S-3 has been signed by the following persons in the capacities and on the dates indicated:

Signature	Capacity	Date

* Michael P. O’Donnell	President and Director (principal executive officer)	July 30, 2009

/s/ Robert M. Vincent Robert M. Vincent	Executive Vice President, Chief Financial Officer, Treasurer, Secretary and Director (principal financial and accounting officer)	July 30, 2009

/s/ John F. McDonald, III John F. McDonald, III	Director	July 30, 2009

*By:	/s/ Robert M. Vincent
Robert M. Vincent Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment No. 1 to Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Heathrow, State of Florida, on July 30, 2009.

RCSH OPERATIONS, LLC

By:	RUTH’S HOSPITALITY GROUP, INC.
Its: Sole Member

By:	/s/ Robert M. Vincent
Robert M. Vincent Executive Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act, this Amendment No. 1 to Registration Statement on Form S-3 has been signed by the following persons in the capacities and on the dates indicated:

Signature	Capacity	Date

* Michael P. O’Donnell	President, Chief Executive Officer and Director of Ruth’s Hospitality Group, Inc. (principal executive officer)	July 30, 2009

/s/ Robert M. Vincent Robert M. Vincent	Executive Vice President and Chief Financial Officer of Ruth’s Hospitality Group, Inc. (principal financial and accounting officer)	July 30, 2009

* Robin P. Selati	Chairman of the Board and Director of Ruth’s Hospitality Group, Inc.	July 30, 2009

* Carla R. Cooper	Director of Ruth’s Hospitality Group, Inc.	July 30, 2009

* Bannus B. Hudson	Director of Ruth’s Hospitality Group, Inc.	July 30, 2009

* Alan Vituli	Director of Ruth’s Hospitality Group, Inc.	July 30, 2009

*By:	/s/ Robert M. Vincent
Robert M. Vincent Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment No. 1 to Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Heathrow, State of Florida, on July 30, 2009.

RUTH’S CHRIS STEAK HOUSE BOSTON, LLC

By:	RUTH’S HOSPITALITY GROUP, INC.
Its: Sole Member

By:	/s/ Robert M. Vincent
Robert M. Vincent Executive Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act, this Amendment No. 1 to Registration Statement on Form S-3 has been signed by the following persons in the capacities and on the dates indicated:

Signature	Capacity	Date

* Michael P. O’Donnell	President, Chief Executive Officer and Director of Ruth’s Hospitality Group, Inc. (principal executive officer)	July 30, 2009

/s/ Robert M. Vincent Robert M. Vincent	Executive Vice President and Chief Financial Officer of Ruth’s Hospitality Group, Inc. (principal financial and accounting officer)	July 30, 2009

* Robin P. Selati	Chairman of the Board and Director of Ruth’s Hospitality Group, Inc.	July 30, 2009

* Carla R. Cooper	Director of Ruth’s Hospitality Group, Inc.	July 30, 2009

* Bannus B. Hudson	Director of Ruth’s Hospitality Group, Inc.	July 30, 2009

* Alan Vituli	Director of Ruth’s Hospitality Group, Inc.	July 30, 2009

*By:	/s/ Robert M. Vincent
Robert M. Vincent Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment No. 1 to Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Heathrow, State of Florida, on July 30, 2009.

RUTH’S CHRIS STEAK HOUSE DALLAS, L.P.

By:	RUTH’S HOSPITALITY GROUP, INC.
Its: General Partner

By:	/s/ Robert M. Vincent
Robert M. Vincent
Executive Vice President and
Chief Financial Officer

Pursuant to the requirements of the Securities Act, this Amendment No. 1 to Registration Statement on Form S-3 has been signed by the following persons in the capacities and on the dates indicated:

Signature	Capacity	Date

* Michael P. O’Donnell	President, Chief Executive Officer and Director of Ruth’s Hospitality Group, Inc. (principal executive officer)	July 30, 2009

/s/ Robert M. Vincent Robert M. Vincent	Executive Vice President and Chief Financial Officer of Ruth’s Hospitality Group, Inc. (principal financial and accounting officer)	July 30, 2009

* Robin P. Selati	Chairman of the Board and Director of Ruth’s Hospitality Group, Inc.	July 30, 2009

* Carla R. Cooper	Director of Ruth’s Hospitality Group, Inc.	July 30, 2009

* Bannus B. Hudson	Director of Ruth’s Hospitality Group, Inc.	July 30, 2009

* Alan Vituli	Director of Ruth’s Hospitality Group, Inc.	July 30, 2009

*By:	/s/ Robert M. Vincent
Robert M. Vincent
Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment No. 1 to Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Heathrow, State of Florida, on July 30, 2009.

RUTH’S CHRIS STEAK HOUSE TEXAS, L.P.

By:	RUTH’S HOSPITALITY GROUP, INC.
Its: Sole Member

By:	/s/ Robert M. Vincent
Robert M. Vincent Executive Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act, this Amendment No. 1 to Registration Statement on Form S-3 has been signed by the following persons in the capacities and on the dates indicated:

Signature	Capacity	Date

* Michael P. O’Donnell	President, Chief Executive Officer and Director of Ruth’s Hospitality Group, Inc. (principal executive officer)	July 30, 2009

/s/ Robert M. Vincent Robert M. Vincent	Executive Vice President and Chief Financial Officer of Ruth’s Hospitality Group, Inc. (principal financial and accounting officer)	July 30, 2009

* Robin P. Selati	Chairman of the Board and Director of Ruth’s Hospitality Group, Inc.	July 30, 2009

* Carla R. Cooper	Director of Ruth’s Hospitality Group, Inc.	July 30, 2009

* Bannus B. Hudson	Director of Ruth’s Hospitality Group, Inc.	July 30, 2009

* Alan Vituli	Director of Ruth’s Hospitality Group, Inc.	July 30, 2009

*By:	/s/ Robert M. Vincent
Robert M. Vincent Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment No. 1 to Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Heathrow, State of Florida, on July 30, 2009.

RUTH’S CHRIS STEAK HOUSE FRANCHISE, INC.

/s/ Robert M. Vincent
Robert M. Vincent Executive Vice President, Chief Financial Officer, Treasurer, Secretary and Director

Pursuant to the requirements of the Securities Act, this Amendment No. 1 to Registration Statement on Form S-3 has been signed by the following persons in the capacities and on the dates indicated:

Signature	Capacity	Date

* Michael P. O’Donnell	President and Director (principal executive officer)	July 30, 2009

/s/ Robert M. Vincent Robert M. Vincent	Executive Vice President, Chief Financial Officer, Treasurer, Secretary and Director (principal financial and accounting officer)	July 30, 2009

/s/ John F. McDonald, III John F. McDonald, III	Director	July 30, 2009

*By:	/s/ Robert M. Vincent
Robert M. Vincent Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment No. 1 to Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Heathrow, State of Florida, on July 30, 2009.

RHG FISH MARKET, INC.

/s/ Robert M. Vincent
Robert M. Vincent
Executive Vice President, Chief Financial
Officer, Treasurer and Director

Pursuant to the requirements of the Securities Act, this Amendment No. 1 to Registration Statement on Form S-3 has been signed by the following persons in the capacities and on the dates indicated:

Signature	Capacity	Date

* Michael P. O’Donnell	President and Director (principal executive officer)	July 30, 2009

/s/ Robert M. Vincent Robert M. Vincent	Executive Vice President, Chief Financial Officer, Treasurer and Director (principal financial and accounting officer)	July 30, 2009

*By:	/s/ Robert M. Vincent
Robert M. Vincent
Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment No. 1 to Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Heathrow, State of Florida, on July 30, 2009.

RHG KINGFISH, LLC

By:	RUTH’S HOSPITALITY GROUP, INC.
Its: Sole Member

By:	/s/ Robert M. Vincent
Robert M. Vincent
Executive Vice President and
Chief Financial Officer

Pursuant to the requirements of the Securities Act, this Amendment No. 1 to Registration Statement on Form S-3 has been signed by the following persons in the capacities and on the dates indicated:

Signature	Capacity	Date

* Michael P. O’Donnell	President, Chief Executive Officer and Director of Ruth’s Hospitality Group, Inc. (principal executive officer)	July 30, 2009

/s/ Robert M. Vincent Robert M. Vincent	Executive Vice President and Chief Financial Officer of Ruth’s Hospitality Group, Inc. (principal financial and accounting officer)	July 30, 2009

* Robin P. Selati	Chairman of the Board and Director of Ruth’s Hospitality Group, Inc.	July 30, 2009

* Carla R. Cooper	Director of Ruth’s Hospitality Group, Inc.	July 30, 2009

* Bannus B. Hudson	Director of Ruth’s Hospitality Group, Inc.	July 30, 2009

* Alan Vituli	Director of Ruth’s Hospitality Group, Inc.	July 30, 2009

*By:	/s/ Robert M. Vincent
Robert M. Vincent
Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment No. 1 to Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Heathrow, State of Florida, on July 30, 2009.

RCSH MILLWORK, LLC

By:	RCSH OPERATIONS, LLC
Its: Sole Member

By:	RUTH’S HOSPITALITY GROUP, INC.
Its: Sole Member

By:	/s/ Robert M. Vincent
Robert M. Vincent Executive Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act, this Amendment No. 1 to Registration Statement on Form S-3 has been signed by the following persons in the capacities and on the dates indicated:

Signature	Capacity	Date

* Michael P. O’Donnell	President, Chief Executive Officer and Director of Ruth’s Hospitality Group, Inc. (principal executive officer)	July 30, 2009

/s/ Robert M. Vincent Robert M. Vincent	Executive Vice President and Chief Financial Officer of Ruth’s Hospitality Group, Inc. (principal financial and accounting officer)	July 30, 2009

* Robin P. Selati	Chairman of the Board and Director of Ruth’s Hospitality Group, Inc.	July 30, 2009

* Carla R. Cooper	Director of Ruth’s Hospitality Group, Inc.	July 30, 2009

* Bannus B. Hudson	Director of Ruth’s Hospitality Group, Inc.	July 30, 2009

* Alan Vituli	Director of Ruth’s Hospitality Group, Inc.	July 30, 2009

*By:	/s/ Robert M. Vincent
Robert M. Vincent Attorney-in-Fact

EXHIBIT INDEX

Exhibit No.	Description

1.1	Form of Underwriting Agreement.*

3.1	Amended and Restated Certificate of Incorporation (incorporated herein by reference to Exhibit 3.1 of Amendment No. 5 to our Registration Statement on Form S-1/A (File No. 333-124285) filed with the SEC on August 3, 2005, as amended by Amendment No. 1 to the Amended and Restated Certificate of Incorporation (incorporated herein by reference to Appendix B to the Company’s Definitive Notice and Proxy on Schedule 14A, as filed with the SEC on April 7, 2008).

3.2	Restated By-Laws (incorporated herein by reference to Exhibit 3.2 of our Registration Statement on Form S-1/A, as filed on July 12, 2005).

3.3	Articles of Incorporation of R.F. Inc. #

3.4	By-laws of R.F. Inc. #

3.5	Articles of Incorporation of RCSH Holdings, Inc. #

3.6	By-laws of RCSH Holdings, Inc. #

3.7	Articles of Incorporation of RCSH Operations, Inc. (formerly Ruth’s Chris Steak House #10, Inc.). #

3.8	By-laws of RCSH Operations, Inc. (formerly Ruth’s Chris Steak House #10, Inc.). #

3.9	Articles of Organization of RCSH Operations, LLC. #

3.10	Operating Agreement of RCSH Operations, LLC. #

3.11	Articles of Organization of Ruth’s Chris Steak House Boston, LLC. #

3.12	Operating Agreement of Ruth’s Chris Steak House Boston, LLC. #

3.13	Certificate of Limited Partnership of Ruth’s Chris Steak House Dallas, L.P. #

3.14	Agreement of Limited Partnership of Ruth’s Chris Steak House Dallas, L.P. #

3.15	Certificate of Limited Partnership of Ruth’s Chris Steak House Texas, L.P. #

3.16	Amended and Restated Agreement of Limited Partnership of Ruth’s Chris Steak House Texas, L.P. #

3.17	Articles of Incorporation of Ruth’s Chris Steak House Franchise, Inc. #

3.18	By-laws of Ruth’s Chris Steak House Franchise, Inc. #

3.19	Articles of Incorporation of RHG Fish Market, Inc. #

3.20	By-laws of RHG Fish Market, Inc. #

3.21	Articles of Organization of RHG Kingfish, LLC. #

3.22	Operating Agreement of RHG Kingfish, LLC. #

3.23	Articles of Organization of RCSH Millwork, LLC. #

3.24	Operating Agreement of RCSH Millwork, LLC. #

3.25	Amendment to By-laws of RCSH Operations, Inc.

4.1	Specimen of certificate representing common stock, par value $0.01 per share (incorporated herein by reference to Exhibit 4.1 of our Registration Statement on Form S-1, as filed with the SEC on August 3, 2005, as amended).

4.2	Form of Certificate of Designation.*

4.3	Form of Deposit Agreement (including form of depositary receipt).*

4.4	Form of Warrant Agreement (including form of Warrant Certificate).*

4.5	Form of Subscription Agent Agreement.*

4.6	Form of Subscription Certificate.*

4.7	Form of Senior Indenture. #

4.8	Form of Subordinated Indenture. #

4.9	Form of Certificate evidencing Debt Securities (including form of notation of guarantee).*

4.10	Form of Share Purchase Contract Agreement.*

4.11	Form of Depositary Agreement relating to Share Purchase Contracts.*

5.1	Opinion of Kirkland & Ellis LLP.

5.2	Opinion of Jones, Walker, Waechter, Poitevent, Carrère & Denègre L.L.P.

12.1	Calculation of ratio of earnings to fixed charges. #

23.1	Consent of KPMG LLP. #

23.2	Consent of Kirkland & Ellis LLP (set forth in Exhibit 5.1).

23.3	Consent of Jones, Walker, Waechter, Poitevent, Carrère & Denègre L.L.P. (set forth in Exhibit 5.2).

24.1	Powers of attorney (included on the signature pages of the Registration Statement). #

24.2	Power of attorney for John F. McDonald, III.

25.1	Statement of Eligibility under the Trust Indenture Act of 1939 on Form T-1 of Wells Fargo, National Association, the trustee under the indenture with respect to the senior debt securities. #

25.2	Statement of Eligibility under the Trust Indenture Act of 1939 on Form T-1 of Wells Fargo, National Association, the trustee under the indenture with respect to the subordinated debt securities. #

*	To be filed as an exhibit to a Current Report on Form 8-K or other document to be incorporated by reference herein or to a post-effective amendment hereto, if applicable.

#	Previously filed.